                           DODGE & COX BALANCED FUND
                            DODGE & COX INCOME FUND
                            DODGE & COX STOCK FUND

                        One Sansome Street, 35th Floor
                        San Francisco, California 94104

                               December 8, 1997

Dear Shareholder:

  I am writing to inform you of the upcoming special meeting of the shareholders of your Fund. At this meeting, you are being asked to vote on important proposals affecting your Dodge & Cox Fund. The Board of Directors/Trustees of your Fund, including myself, unanimously believe that these proposals are in the Fund's and your best interest. While the proposals are important for administrative purposes, they are not expected to materially affect the way your Fund is managed.

  I am sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, additional expenses are incurred to pay for follow-up mailings and telephone calls. PLEASE REVIEW THIS PROXY STATEMENT AND SIGN AND RETURN ALL PROXY CARDS TODAY. If you hold shares in more than one Fund, you will receive a separate proxy card for each Fund you hold. Please be sure to sign and return each proxy card regardless of how many you receive.

  The Board of Directors/Trustees of your Fund has unanimously approved these proposals and recommends a vote "FOR" each proposal. If you have any questions regarding the issue to be voted on or need assistance in completing your proxy card, please contact our proxy solicitor, Shareholder Communications Corporation, at 1-800-733-8481, ext. 420.

  Thank you for your time in considering these important proposals. Thank you for investing with the Dodge & Cox Funds and for your continuing support.

                             Sincerely,

                             /s/ Harry R. Hagey
                             ------------------
                             Harry R. Hagey
                             Chairman and Chief Executive Officer
                             Dodge & Cox

                            PROXY STATEMENT SUMMARY

  The following Q&A is a brief summary of the proposals to be considered at the Meeting. The information below is qualified in its entirety by the more detailed information contained elsewhere in this proxy statement. Accordingly, please read all the enclosed proxy materials before voting.

  If you own shares of more than one Dodge & Cox Fund, you may receive additional proxy statements and voting cards in a separate mailing. It is important that you vote ALL proxy cards that you receive. Please remember to vote your shares as soon as possible.

  WHEN WILL THE MEETING BE HELD? WHO IS ELIGIBLE TO VOTE? The Meeting will be held on Tuesday, January 20, 1998, at 10:00 a.m. Pacific time at the Mandarin Oriental Hotel, Embassy Room, 222 Sansome Street, San Francisco, California. Please note that this will be a business meeting only. The record date for the Meeting is the close of business on November 24, 1997. Only shareholders who own shares at that time are entitled to vote at the meeting.

  WHAT IS BEING VOTED ON AT THE MEETING? Your Board of Directors/Trustees is recommending that shareholders consider the following proposals:

PROPOSAL                                                      FUNDS AFFECTED
--------                                                      ---------------
1. To approve a reorganization of your Fund as a separate
    series of Dodge & Cox Funds, a newly formed Delaware
    business trust;                                                 ALL
2. To approve the elimination or revision of certain
    fundamental investment restrictions for each Fund;              ALL
3. To ratify the selection of Price Waterhouse LLP as
    independent certified public accountants;                       ALL
4. To approve an increase in authorized capital; and          Income Fund and
                                                              Stock Fund only
5. To transact such other business that may come before the
    meeting, although we are not aware of any other items to
    be considered.                                                  ALL

  HOW DO THE DIRECTORS/TRUSTEES RECOMMEND THAT I VOTE ON THESE PROPOSALS? The Directors/Trustees unanimously recommend that you vote "FOR" each proposal.

  WHY AM I BEING ASKED TO ADOPT A PLAN OF REORGANIZATION OF THE
FUNDS? Currently each of the Dodge & Cox Funds is organized as a separate legal entity. The Dodge & Cox Balanced Fund is organized as a California trust, and both the Dodge & Cox Income Fund and the Dodge & Cox Stock Fund are organized as California corporations. Consequently, each Fund has a separate Board of Directors/Trustees, and each is separately registered as an investment company under the federal securities laws. Reorganization of the Funds as separate series of a Delaware business trust is expected to result in certain cost savings and administrative efficiencies for the Funds. For example, the Reorganization would result in fewer state and federal regulatory filings, and would allow shares of the Funds to be offered with a single unified prospectus and application. In addition, the Boards believe that a Delaware business trust as a form of organization offers certain structural advantages for a mutual fund over either a California trust or a California corporation. This proposal relates only to a change of the Funds' domicile, which is not expected to change any Fund operations affecting you or your interest in the Funds. A full discussion of the Plan of Reorganization and its anticipated benefits to the Funds begins on page 3 of the full proxy statement.

  WHY AM I BEING ASKED TO APPROVE THE ELIMINATION OR REVISION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS FOR EACH FUND? Certain of the fundamental restrictions that the Funds have adopted in the past reflect regulatory, business or industry conditions, practices or requirements which at one time for a variety of reasons led to the imposition of limitations on the management of the Funds' investments. With the passage of time, the development of new practices, and changes in regulatory standards, several of these restrictions are considered by management to be unnecessary or unwarranted. Accordingly, the Boards have approved revisions to the Funds' fundamental restrictions in order to simplify, modernize and make more uniform those investment restrictions that are required to be fundamental and to eliminate those fundamental restrictions that are no longer legally required, and reclassify as non-fundamental those investment restrictions that are not required to be fundamental. Current prohibitions on investments in futures contracts, options and similar derivatives would not be affected by the proposed changes.

  It should be noted that the adoption of the proposed changes is not expected to materially affect the way the Funds are managed.

  While certain of the changes will apply to your Fund(s), others may not apply to your Fund(s). A full discussion of the specific changes, as well as a further discussion of the benefits of the changes, begins on page 19.

  WHAT IS THE "RATIFICATION" OF THE INDEPENDENT AUDITORS? The Investment Company Act requires the Boards of Directors/Trustees of the Funds to select independent auditors for the Funds, and also requires them to submit their selection to shareholders for approval (this is called a "ratification" of the Board's approval) at certain shareholder meetings. The Boards of Directors/Trustees have selected Price Waterhouse LLP as independent auditors for the Funds for the fiscal year ending December 31, 1997. A full discussion of the proposal to ratify the selection of Price Waterhouse begins on page 24.

  WHY AM I BEING ASKED TO APPROVE AN INCREASE IN THE AUTHORIZED CAPITAL FOR THE STOCK FUND AND THE INCOME FUND? The Stock Fund's and the Income Fund's ability to issue new shares to investors is limited by the authorized capital set forth in the Funds' charters. The purpose of the proposed amendments is to make additional shares available for issuance by the Stock Fund and the Income Fund, without further action by shareholders, until such time as the Funds are reorganized in accordance with Proposal One.

  WHEN WILL THE PROPOSALS TAKE EFFECT IF THEY ARE APPROVED? If approved, the reorganization described in Proposal One is expected to be completed in April, 1998. The proposed changes to the fundamental investment restrictions described in Proposal Two, if approved, will be effective upon the amendment of each Fund's registration statement. The ratification of the auditors described in Proposal Three will be effective immediately upon approval. The increase of authorized capital for the Stock Fund and Income Fund described in Proposal Four, if approved, will be effective upon the filing of an amendment to the Stock Fund's and Income Fund's Articles of Incorporation.

  WHO IS ASKING FOR MY VOTE? The Board of Directors/Trustees is asking you to sign and return the enclosed proxy so your votes can be cast at the Meeting. In the unlikely event the Meeting is adjourned, these proxies would also be voted at the reconvened meeting.

  HOW DO I VOTE MY SHARES? We've made it easy for you. You can vote by mail, phone, fax or in person at the Meeting. To vote by mail, sign and send us the enclosed proxy voting card in the postage paid envelope provided. Shareholder Communications Corporation, our proxy solicitor, can accept your vote over the phone--simply call 1-800-733-8481, ext. 420. You can fax your vote by signing the proxy voting card and faxing it to 1-800-733-1885. Or, you can vote in person at the Meeting on January 20, 1998.

  IF I SEND MY PROXY IN NOW AS REQUESTED, CAN I CHANGE MY VOTE LATER? A proxy can be revoked at any time by writing to us, by sending us another proxy, or by attending the Meeting and voting in person. Even if you plan to attend the Meeting and vote in person, we ask that you return the enclosed proxy. Doing so will help us ensure that an adequate number of shares are present at the Meeting.

  If you have any questions regarding the proxy statement or need assistance in voting your shares, please call Shareholder Communications Corporation at 1-800-733-8481, ext. 420.

                           DODGE & COX BALANCED FUND
                            DODGE & COX INCOME FUND
                            DODGE & COX STOCK FUND

                        One Sansome Street, 35th Floor
                            San Francisco, CA 94104

                            -----------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               January 20, 1998

                            -----------------------


  NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of each of the Dodge & Cox Balanced Fund, a California common law trust ("Balanced Fund"), the Dodge & Cox Income Fund, a California corporation ("Income Fund") and the Dodge & Cox Stock Fund, a California corporation ("Stock Fund") (each a "Fund" and collectively, the "Funds"), will be held at 10:00 a.m., Pacific Time, on January 20, 1998, at the Mandarin Oriental Hotel, Embassy Room, 222 Sansome Street, San Francisco, California, for the following purposes:

I. TO BE VOTED ON SEPARATELY BY SHAREHOLDERS OF EACH FUND: To vote upon the approval of an Agreement and Plan of Reorganization, in the form set forth in Appendix A to the attached Proxy Statement, for adoption by each of the Balanced Fund, the Income Fund and the Stock Fund pursuant to which each Fund would be reorganized as a separate series of Dodge & Cox Funds, a newly formed Delaware business trust, as described in the attached Proxy Statement.

II. TO BE VOTED ON SEPARATELY BY SHAREHOLDERS OF EACH RELEVANT FUND: To vote upon the approval of the elimination or revision of certain fundamental investment restrictions for each of the Balanced Fund, the Income Fund, and the Stock Fund.

III. TO BE VOTED ON SEPARATELY BY THE SHAREHOLDERS OF EACH FUND: To ratify the selection of Price Waterhouse LLP as independent certified public accountants of the Fund for fiscal year ending December 31, 1997.

IV. TO BE VOTED ON SEPARATELY BY THE SHAREHOLDERS OF THE STOCK FUND AND THE INCOME FUND: To vote upon the approval of an increase in authorized capital of the Fund.

V. To transact such other business as may come properly before the Meeting and any adjournment thereof.

  Shareholders of record at the close of business on November 24, 1997 are entitled to notice of, and to vote at, the Meeting.

                 By Order of the Board of Trustees of the Balanced Fund and the Boards of Directors of the Income Fund and the Stock Fund,


                 /s/ W. Timothy Ryan
                 -------------------
                 W. Timothy Ryan
                 Secretary

San Francisco, California
December 8, 1997

PLEASE RESPOND --- YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

                           DODGE & COX BALANCED FUND
                            DODGE & COX INCOME FUND
                            DODGE & COX STOCK FUND

                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS

                                 INTRODUCTION

  The Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors or Trustees, as the case may be, of the Dodge & Cox Balanced Fund, a California common law trust ("Balanced Fund"), the Dodge and Cox Income Fund, a California corporation ("Income Fund"), and the Dodge & Cox Stock Fund, a California corporation ("Stock Fund") (each a "Fund" and collectively, the "Funds") to be held at the Mandarin Oriental Hotel, Embassy Room, 222 Sansome Street, San Francisco, California, on January 20, 1998, at 10:00 a.m., Pacific time and any adjournment thereof (collectively, the "Meeting"). The cost of the solicitation (including printing and mailing this Proxy Statement, Notice of Meeting and Proxy, as well as any supplementary solicitation) will be borne by the Funds in proportion to their respective net assets. The Notice of the Meeting, Proxy Statement and Proxy are being mailed to shareholders on or about December 8, 1997.

  The presence in person or by proxy of the holders of record of a majority of the shares of each Fund entitled to vote shall constitute a quorum at the Meeting for that Fund. If, however, such quorum shall not be present or represented at the Meeting or if fewer shares are present in person or by proxy than the minimum required to take action with respect to any proposal presented at the Meeting, the holders of a majority of the shares of the Fund present in person or by proxy shall have the power to adjourn the Meeting with respect to that Fund, from time to time, without notice other than announcement at the Meeting, until the requisite number of shares shall be present at the Meeting. At any such adjourned Meeting, if the relevant quorum is subsequently constituted, any business may be transacted which might have been transacted at the Meeting as originally called.

  The Boards of Directors of the Income Fund and the Stock Fund and the Board of Trustees of the Balanced Fund (collectively the "Boards") have fixed the close of business on November 24, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. Each share is entitled to one vote. The numbers of outstanding voting shares of each Fund as of November 24, 1997, are indicated in the following table:

      FUND                                                            SHARES
      ----                                                            ----------
      Balanced Fund.................................................. 77,612,364
      Income Fund.................................................... 57,212,467
      Stock Fund..................................................... 40,065,746

  As of November 24, 1997, no shareholder owned more than a 5% beneficial interest in voting shares of any Fund with the exception of Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 7,735,276 shares (or 19.3%), 7,715,786 shares (or 9.9%), 3,921,854 shares (or 6.9%) of the outstanding shares of the Stock Fund, Balanced Fund and Income Fund, respectively; and Donaldson Lufkin & Jenrette--Pershing Division, P.O. Box 2052, Jersey City, New Jersey 07303, owned of record 4,370,692 shares (or 7.7%) of the outstanding shares of the Income Fund.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted FOR the matters specified on the proxy card. Any shareholder may revoke his or her proxy at any time prior to the exercise thereof by giving written notice to Shareholder Communications Corporation, 17 State Street, New York, NY 10004, by signing another proxy of a later date or by personally casting his or her vote at the Meeting.

  The most recent annual and semi-annual reports of the Funds, including financial statements, have been mailed previously to shareholders. IF YOU HAVE NOT RECEIVED THESE REPORTS OR WOULD LIKE TO RECEIVE ADDITIONAL COPIES FREE OF CHARGE, PLEASE CONTACT THE FUND C/O FIRSTAR TRUST COMPANY AT P.O. BOX 701 MILWAUKEE, WISCONSIN 53201-0701 OR BY CALLING 1-800-621-3979, AND THEY WILL BE SENT PROMPTLY BY FIRST CLASS MAIL.

  To obtain the necessary representation at the Meeting, supplementary solicitations may be made by mail, telephone, telegraph, facsimile, or personal contact by officers of each Fund, employees of Dodge & Cox, or its affiliates, or proxy solicitation firms. Shareholder Communications Corporation has been retained to assist with proxy solicitation activities at a cost of approximately $30,000. Shareholders' votes may be taken by telephone by representatives of Shareholder Communications Corporation, subject to procedures designed to authenticate shareholders' identities and confirm voting instructions.

VOTES REQUIRED

  Reorganization of the Dodge & Cox Funds, as set forth in Proposal One, will require the affirmative vote of a majority of the shares of the Income Fund and the Stock Fund and the affirmative vote of two-thirds of the shares of the Balanced Fund outstanding and entitled to vote. Amendment of certain of the Funds' investment restrictions as set forth in Proposal Two, will require the affirmative vote of the lesser of (i) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of that Fund. Ratification of the Boards' selection of independent certified accountants, as set forth in Proposal Three, will require the affirmative vote of a majority of the shares of each Fund present and voting at the Meeting. Increasing the authorized shares of the Stock Fund and the Income Fund, as set forth in Proposal Four, will each require the affirmative vote of a majority of the shares of the respective Fund outstanding and entitled to vote.

  For the purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for the purposes of obtaining the requisite approval for Proposals One, Two and Four, and will have no effect on Proposal Three.

                                 PROPOSAL ONE

                    AGREEMENTS AND PLANS OF REORGANIZATION

  Management has proposed, and the Directors/Trustees have approved, a restructuring of the organization of the Funds. As currently structured, the Balanced Fund is organized as a California trust, and the Income Fund and the Stock Fund are organized as California corporations. Each Fund is separately advised by Dodge & Cox, investment manager to the Funds. As each Fund is a separate entity, each has its own Board of Directors/Trustees and maintains separate corporate/trust records. In addition, as each Fund is individually registered as an investment company under the federal securities laws, each must make separate regulatory filings with the Securities and Exchange Commission (the "Commission") and the states.

  Under the proposed structure, Dodge & Cox would establish a new Delaware business trust (the "Delaware Trust"), as an open-end management investment company. Each of the Balanced Fund, the Income Fund, and the Stock Fund (the "Reorganizing Funds") would be reorganized as a separate series of shares of the Delaware Trust (a "Successor Fund"). The result of the restructuring would be a single investment company (mutual fund) complex (the "Reorganization").

  Each aspect of the Reorganization has received the requisite approval (unanimously) from each Fund's Board. The Reorganization is proposed to be accomplished pursuant to an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the relevant Reorganizing Fund to the corresponding Successor Fund in exchange for shares of the Successor Fund as described below, and for the assumption by the corresponding Successor Fund of all of the liabilities of the Reorganizing Fund. The completion of these transactions will result in the complete liquidation of each Reorganizing Fund. As a result of the Reorganization, shareholders of each Fund would become shareholders of their corresponding Successor Fund and have the same proportionate interest in the same portfolio of assets as prior to the Reorganization.

  The Boards believe that a Delaware business trust as a form of organization offers certain advantages for a mutual fund over either a California trust or a California corporation. These advantages include granting the Trustees greater flexibility in matters of governance and organization. In the case of the Balanced Fund, a Delaware business trust also offers the advantage of a clear statutory limitation upon the liability of shareholders and Trustees. The Trustees also believe that the proposed trust instrument of the Delaware Trust (the "Delaware Trust Instrument") is clearer and more comprehensive with regard to matters affecting modern investment companies than the current organizational documents. This is particularly true with respect to the Balanced Fund, which adopted its charter in 1931. While some of these improvements could potentially be achieved by amending the existing organizational documents of the Funds, the Boards have concluded that, given the other advantages of a Delaware business trust, it is preferable to enter into the Plan of Reorganization.

  As compared with a California trust, Delaware law permits a less complicated structure and allows greater flexibility in a fund's business operations, without sacrificing the federal or state tax advantage of a mutual fund format. In addition, Delaware law contains provisions specifically designed for mutual funds, which take into account their unique structure and operations. For example, Delaware business trusts may establish multiple series of shares, each of which may invest in a separate portfolio of securities. As indicated above, Delaware business trusts also offer a greater degree of legal certainty with respect to the potential liability of investors, as well as trustees, with respect to the obligations of the trust. For a summary comparison of the California trust charter and the proposed Delaware Trust Instrument, see

"Description of Certain Provisions of the Delaware Trust Instrument" and "Certain Comparative Information about California Trusts and Delaware Business Trusts" below. For a comparison of the corporations' Articles of Incorporation and the proposed Delaware Trust Instrument, see "Description of Certain Provisions of the Delaware Trust Instrument" and "Certain Comparative Information about Delaware Business Trusts and California Corporations" below.

TERMS OF THE PLANS

  Each Reorganization is subject to a number of conditions, including the approval of the shareholders of the relevant Reorganizing Fund. Accordingly, Shareholders of each Reorganizing Fund are being asked to vote upon the approval of an Agreement and Plan of Reorganization (each a "Plan" and collectively, the "Plans") pursuant to which the Reorganization would be consummated. The following descriptions of the Plans and the features of the proposed reorganizations are qualified in their entirety by reference to the text of the Plans. A composite form Plan for Reorganization is set forth in Appendix B to this Proxy Statement.

  Each Plan provides, among other things, for the transfer of all of the assets of the Reorganizing Fund to the corresponding Successor Fund in exchange for (i) the assumption by the Successor Fund of all of the liabilities of the Reorganizing Fund and (ii) the issuance to the Reorganizing Fund of shares of beneficial interest (the "New Shares") in the Successor Fund, the number of which shall be calculated based upon the value of the net assets of the Reorganizing Fund then outstanding as of the Exchange Date (expected to be in April, 1998). Specifically, on the Exchange Date the Successor Fund will deliver to the Reorganizing Fund a number of full New Shares having an aggregate net asset value equal to the value of the assets of the Reorganizing Fund attributable to its shares of common stock or beneficial interest, as the case may be (the "Old Shares"), transferred to the corresponding Successor Fund on the Exchange Date, less the value of the liabilities of the Reorganizing Fund attributable to the Old Shares, assumed by the Successor Fund on that date. After receipt of the New Shares, each Reorganizing Fund will cause the New Shares to be distributed to its Shareholders, in complete liquidation of the Reorganizing Fund. Each Shareholder will be entitled to receive that proportion of New Shares which the number of Old Shares held by such shareholder bears to the total number of Old Shares outstanding on such date. The distribution of New Shares will be accomplished by the establishment of accounts on the share records of the corresponding Successor Fund in the names of the Reorganizing

Fund shareholders, each account representing the respective number of full and fractional New Shares due to such shareholder. Certificates with respect to New Shares will not be issued.

  The consummation of each Reorganization is subject to the conditions set forth in the relevant Plan, any of which may be waived by the party entitled to its benefits. The Plans may be terminated and the Reorganization abandoned at any time, before or after approval by the Shareholders of each Reorganizing Fund, if any condition set forth in the Plan has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

EFFECT OF SHAREHOLDER APPROVAL OF THE REORGANIZATION

  An investment company registered under the Investment Company Act of 1940 (the "1940 Act") is required by the 1940 Act to obtain shareholder approval with regard to (i) the election of trustees or directors, and (ii) the investment advisory agreement with the company's investment adviser.

  As part of the proposal to reorganize the Funds, approval by the requisite vote of the Shareholders of the Reorganization will also constitute, for the purposes of the 1940 Act: (i) election of the nominees identified below, who currently serve as Directors/Trustees of the Funds, as Trustees of the Delaware Trust after Reorganization, and (ii) approval of the proposed Investment Management Agreement between the Delaware Trust on behalf of the Successor Funds and Dodge & Cox. (See "Information Concerning the Nominees to the Board of Trustees of the Trust" and "Information Concerning the Investment Manager".)

  Assuming Shareholder approval of the Reorganization, each Reorganizing Fund, as the sole shareholder of the corresponding Successor Fund prior to the Reorganization, will effect these actions by voting its respective shares in each Successor Fund "FOR" the matters specified above on behalf of its Shareholders prior to the Reorganization. The Delaware Trust will then consider the requirements of the 1940 Act referred to above to have been satisfied.

DESCRIPTION OF NEW SHARES

  Shares will be issued to each Reorganizing Fund's Shareholders in accordance with the relevant Plan as discussed above. The shares will be authorized for issuance in series by the Board of Trustees of the Delaware Trust in accordance with the Delaware Trust's Trust Instrument and Delaware business trust law. The Successor Funds will have substantially identical purchase, redemption and exchange procedures as are currently in effect for the Reorganizing Funds, as described in each Fund's current prospectus and statement of additional information.

INVESTMENT POLICIES AND INVESTMENT RESTRICTIONS

  If the new investment policies and restrictions for the Funds as set forth in Proposal Two are approved by the Shareholders, the investment policies and restrictions of the Funds following the Reorganization will be policies and restrictions of the Reorganizing Funds as amended by the provisions set forth in Proposal Two. For each Fund for which the investment policies and restrictions set forth in Proposal Two are not approved, if any, the investment policies and restrictions of that Fund after the Reorganization will be the investment policies and restrictions of that Reorganizing Fund immediately prior to the Reorganization.

FEE STRUCTURE AND EXPENSES

  The fees and expenses to which each Successor Fund will be subject subsequent to the Reorganization will be identical to those currently in effect for each Reorganizing Fund.

EXPENSES OF THE REORGANIZATION

  Each Reorganizing Fund will bear its own expenses associated with the transactions contemplated by the Plans of Reorganization, including expenses associated with the solicitation of proxies. In the event that the Reorganization is completed, such expenses will be assumed by each Successor Fund. The aggregate expenses of the Reorganization will be allocated ratably among the Funds.

FEDERAL INCOME TAX CONSEQUENCES

  As a condition to each Reorganizing Fund's obligation to consummate its Reorganization, the Fund will receive an opinion from Dechert Price & Rhoads, legal counsel to the Funds, to the effect that, on the basis of the existing provisions of the Internal Revenue Code, as amended (the "Code") and current administrative rules and court decisions, for federal income tax purposes: (i) under section 361 of the Code, no gain or loss will be recognized by the Reorganizing Funds as a result of the Reorganization; (ii) under section 354 of the Code, no gain or loss will be recognized by the shareholders of the Reorganizing Funds on the distribution of New Shares to them in exchange for their shares of the Reorganizing Funds; (iii) under Section 358 of the Code, the tax basis of the New Shares that each Reorganizing Fund's shareholders receive in place of their Reorganizing Fund's shares will be the same as the basis of the Reorganizing Fund's shares; (iv) under Section 1223(1) of the Code, a shareholder's holding period for the New Shares received pursuant to the Plan will be determined by including the holding period for each Reorganizing

Fund's shares exchanged for the New Shares, provided that the shareholder held the Reorganizing Fund shares as a capital asset; (v) under Section 1032 of the Code, no gain or loss will be recognized by a Reorganizing Fund upon receipt of the investments transferred to the corresponding Successor Fund pursuant to the Plan in exchange for the New Shares; (vi) under Section 362 of the Code, the basis to a Successor Fund of the investments will be the same as the basis of the investments in the hands of the corresponding Reorganizing Fund immediately prior to such exchange; and (vii) under section 1223(2) of the Code, a Successor Fund's holding periods with respect to the investments in its portfolio will include the respective periods for which the investments were held by the corresponding Reorganizing Fund. The opinion will be based on certain factual certifications made by officers of the Reorganizing Funds and certain customary assumptions.

BASIS FOR THE BOARDS' RECOMMENDATIONS

  The Boards of the Reorganizing Funds, including a majority of those Directors/Trustees who are not "interested persons" of the Reorganizing Funds, as defined in the 1940 Act (the "Independent Directors/Trustees"), unanimously approved the Reorganizations at a meeting held on November 3, 1997.

  In approving the Reorganizations, the Directors/Trustees of the Funds determined that each proposed Reorganization would be in the best interests of the relevant Reorganizing Fund, and that the interests of the Shareholders would not be diluted as a result of effecting the Reorganization. The Boards considered various factors in recommending that Shareholders approve the Reorganizations, including those set forth below.

  The Directors/Trustees considered that the Reorganization would likely result in administrative cost savings to each Reorganizing Fund. As currently structured, each Reorganizing Fund maintains a separate corporate identity, which requires each Reorganizing Fund to make separate regulatory filings and maintain separate corporate/trust records. Each Reorganizing Fund has a separate Board of Directors/Trustees, and each is registered as a separate entity with the Securities and Exchange Commission (the "Commission") and the states. After the proposed Reorganization, each Reorganizing Fund would be a separate series of a Delaware business trust. The new structure would be registered with the Commission as a single trust entity with three separate series. The Directors/Trustees also considered the fact that the Delaware business trust format provides greater efficiency as well as flexibility with regard to various matters of corporate governance than either of the forms of organization of the Reorganizing Funds. It was also noted that, while business trusts generally have the administrative efficiency of unlimited authorized capital, those organized in

Delaware also have the benefit of a statutory limitation on shareholder and trustee liability with regard to the trust's obligations. The
Directors/Trustees determined that the interests of the Reorganizing Funds and their shareholders were best served by adopting the more efficient and flexible structure of the Delaware business trust.

  The Boards also considered that the investment objective, policies and restrictions of each Reorganizing Fund are substantially identical to those of the corresponding Successor Fund and that each Successor Fund would be managed by the same personnel and in accordance with the same investment strategies and techniques utilized in the management of the corresponding Reorganizing Fund immediately prior to the Reorganization (subject to any change that may be approved at the Meeting under Proposal Two). For these reasons, the Boards believe that an investment in shares of the Successor Fund will provide Shareholders with an investment opportunity substantially identical to that afforded by the corresponding Reorganizing Fund immediately prior to the Reorganization.

CONTINUATION OF SHAREHOLDER ACCOUNTS AND PLANS

  The Delaware Trust's transfer agent will establish accounts for all current Fund Shareholders containing the appropriate number of Successor Fund shares to be received by that Shareholder in accordance with the terms and provisions of the Plan of Reorganization. These accounts, including account numbers, will be identical in all material respects to the accounts currently maintained by each Reorganizing Fund on behalf of its Shareholders.

DESCRIPTION OF CERTAIN PROVISIONS OF THE DELAWARE TRUST INSTRUMENT

  The following is a summary of certain provisions of the proposed Delaware Trust Instrument for the Delaware Trust.

Series and Classes

  The Delaware Trust Instrument permits the Delaware Trust to issue series of its shares which represent interests in separate portfolios of investments, including the Successor Funds. The Delaware Trust is also authorized to issue multiple classes of shares with respect to each such series. No series is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series. The Trustees are authorized to divide each series of shares into separate classes, which represent a pro rata interest in the same series and are entitled to the same rights, except as provided by the Trustees. The Successor Funds would initially have the same classes of shares, which would be entitled to the same rights, as the respective classes of the Reorganizing Funds. The Trustees of the Delaware Trust are able to authorize the issuance of additional series or classes of shares without prior Shareholder approval. The California Declaration of Trust and the Corporations' Articles of Incorporation, however, do not specifically provide for the issuance of separate series or classes of shares.

Shareholder Meetings and Voting Rights

  The Delaware Trust is not required to hold annual meetings of shareholders and it is not expected to hold such meetings. In the event that a meeting of shareholders is held, each share of the Delaware Trust will be entitled to one vote for each share. However, to the extent required by the 1940 Act or otherwise as determined by the Trustees, series and classes of the Delaware Trust will vote separately. Shareholders of the Delaware Trust do not have cumulative voting rights in the election of Trustees. Meetings of Shareholders of the Delaware Trust, or any series or class thereof, may be called, from time to time, by the Trustees. The Shareholders of the Delaware Trust will have voting rights only with respect to the limited number of matters specified in the Delaware Trust Instrument and such other matters as the Trustees may determine or as may be required by law.

  The voting provisions of the Delaware Trust Instrument differ from the charter documents of the existing Funds in several important respects. The Delaware Trust Instrument does not provide for cumulative voting for the election of Trustees. The Articles of Incorporation of both the Income Fund and the Stock Fund currently provide for the election of Directors by cumulative voting. Also, a greater number of matters require approval by the shareholders of the Reorganizing Funds. In the case of the Income and Stock Funds, whether a matter requires shareholder approval is an issue of California corporate law, and those Funds' Articles of Incorporation cannot be amended without Shareholder approval.

Indemnification

  The Delaware Trust Instrument provides for indemnification of Trustees, officers and agents of the Delaware Trust unless the recipient is adjudicated
(i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Delaware Trust.

  The Delaware Trust Instrument provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's act or omission or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) will be entitled, out of the assets belonging to the applicable series, to be held harmless from and indemnified against all loss and expense arising from such liability. The Delaware Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

Termination

  The Delaware Trust Instrument permits the termination of the Delaware Trust or of any series or class of the Delaware Trust: (i) by a majority of the affected shareholders at a meeting of shareholders of the Delaware Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Delaware Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include: (i) the inability of the Delaware Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or
(iii) economic developments or trends having a significant adverse impact on their business or operations. The winding up of the Income Fund or the Stock Fund would be governed by California corporate law but generally would require shareholder approval. The California Declaration of Trust of the Balanced Fund permits the Trustees to terminate that Trust (a) upon a majority vote of the Trustees to terminate the Trust; or (b) the written request to terminate the Trust by the holders of two-thirds of the beneficial shares outstanding as of the date of the request.

Merger, Consolidation, Sale of Assets, etc.

  The Delaware Trust Instrument authorizes the Trustees, without shareholder approval, to cause the Delaware Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Delaware Trust or any series thereof. Such reorganization of any of the Funds, as currently structured, would require shareholder approval.

Amendments

  The Delaware Trust Instrument permits the Trustees to amend the Delaware Trust Instrument without a shareholder vote. However, shareholders of the Delaware Trust have the right to vote on any amendment that: (i) would affect the voting rights of shareholders, (ii) is required by law to be approved by shareholders; (iii) would amend the voting provisions of the Delaware Trust Instrument; or (iv) the Trustees determine to submit to shareholders.

Amendments to the Articles of Incorporation for both the Income Fund and the Stock Fund currently require shareholder approval. Shareholders of the Balanced Fund are required to approve amendments to the California Declaration of Trust, except certain amendments, including any amendment that the Trustees determine to be necessary or desirable which does not adversely affect the rights of shareholders.

 CERTAIN COMPARATIVE INFORMATION ABOUT CALIFORNIA BUSINESS TRUSTS AND DELAWARE
                                BUSINESS TRUSTS

SHAREHOLDER LIABILITY

  Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Act entitles a shareholder of a Delaware business trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the Delaware trust shareholders to liability. To offset this risk, the Delaware Trust Instrument: (i) contains an express disclaimer of shareholder liability for acts or obligations of the Delaware Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Delaware Trust or its Trustees; and (ii) provides indemnification out of the property of the Delaware Trust of any shareholder held personally liable for the obligations of the Delaware Trust. Thus, the risk of a Delaware business trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (3) the Delaware Trust itself is unable to meet its obligations. In the light of Delaware law, the nature of the Delaware Trust's business and the nature of its assets, the risk of personal liability to a Delaware Trust shareholder should be considered remote.

  Unlike Delaware, in California there is no statute relating to business trusts that entitles a shareholder of a California business trust to the same limitation of liability as is extended to a shareholder of a California corporation. Shareholders of a California trust may, therefore, under certain circumstances, be held personally liable under California law for the obligations of the California trust. The California Declaration of Trust, like the Delaware Trust Instrument, contains an express disclaimer of shareholder liability and requires that notice of such disclaimer be given in each agreement entered into or executed by the California trust or its Trustees. The California Declaration of Trust also provides for indemnification of shareholders and so the extent of potential liability should be considered to be limited to claims in excess of the trust's assets.

LIABILITY OF TRUSTEES

  The Delaware Trust Instrument provides that the Trustees will not be liable to any person other than the Delaware Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Delaware Trust Instrument protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust for the Balanced Fund provides that its Trustees will not be liable for errors of judgment or mistakes of fact or law, subject to substantially the same provisions concerning bad faith, gross negligence and reckless disregard as those described above.

  CERTAIN COMPARATIVE INFORMATION ABOUT CALIFORNIA CORPORATIONS AND DELAWARE
                                BUSINESS TRUSTS

SHAREHOLDER LIABILITY

  For a discussion of the potential for shareholders of a Delaware business trust to be liable for the obligations of the Trust, see the discussion above under "Certain Comparative Information About California Business Trusts and Delaware Business Trusts--Shareholder Liability." Shareholders of a California corporation currently have no personal liability for the corporation's acts or obligations, except that a shareholder may be liable to the extent that he or she knowingly receives a distribution in excess of the amount which properly could have been paid under California law.

LIABILITY OF TRUSTEES OR DIRECTORS

  For a discussion of the potential liability of trustees of a Delaware business trust, see the discussion above under "Certain Comparative Information About California Trusts and Delaware Business Trusts-Liability of Trustees." California corporate law provides that, in addition to any other liability imposed by law, the directors may be liable to a California corporation: (1) for voting or assenting to the declaration of any dividend or other distribution of assets to shareholders which is contrary to California law; (2) for voting or assenting to certain distributions of assets to shareholders during liquidation of the corporation; and (3) for voting or assenting to a repurchase of the shares of a

California corporation in violation of California law. In the event of any litigation against the directors or officers, the corporation may indemnify the directors or officers, subject to certain limitations.

VOTING RIGHTS OF CALIFORNIA CORPORATION AND DELAWARE TRUST SHAREHOLDERS

  Neither California corporations which are registered as investment companies nor Delaware business trusts are required to hold annual meetings. Shareholders of a California corporation have the right to vote on certain matters, including: (i) the election or removal of directors; (ii) the approval or termination of investment advisory agreements or distribution plans; (iii) the termination, reorganization or merger of the corporation or any series; and (iv) amendments to the Articles of Incorporation. These matters generally do not require shareholder votes under Delaware law, although the 1940 Act does provide for shareholder voting with regard to the election of Directors/Trustees and the approval of investment advisory agreements and distribution plans.

RIGHT OF INSPECTION

  California law provides that persons who hold at least five percent of the shares of a California corporation, or who hold at least 1% of the outstanding shares of a California corporation and have filed Schedule 14A with the Securities and Exchange Commission, may inspect the books of account and stock ledger of the California corporation. Delaware trust shareholders have the same rights to inspect the records, accounts and books of the Delaware trust as are accorded to shareholders of a Delaware business corporation. Currently, each shareholder of a Delaware business corporation is permitted to inspect records, accounts and books of a business corporation for any legitimate business purpose.

  CERTAIN INFORMATION CONCERNING THE NOMINEES TO THE BOARD OF TRUSTEES OF THE
                                DELAWARE TRUST

  If you vote "yes" to approve the Reorganization, your vote will also have the effect of electing nominees identified below, who currently serve as Directors/Trustees of the Funds indicated below, as Trustees of the Delaware Trust. If the Reorganization is approved, each Reorganizing Fund will vote the share of beneficial interest it holds in the Trust for the election of the nominees set forth below as Trustees. Each Trustee shall serve as such until the next election or until his or her term is terminated as provided in the Trust Instrument.

                                                           APPROXIMATE NUMBER OF
                                                YEAR FIRST SHARES BENEFICIALLY
NAME, POSITIONS WITH THE FUNDS, AGE, PRINCIPAL  BECAME A   OWNED DIRECTLY OR
OCCUPATIONS DURING THE PAST FIVE YEARS AND      DIRECTOR/  INDIRECTLY AS OF
OTHER DIRECTORSHIPS/TRUSTEESHIPS                TRUSTEE    NOVEMBER 24, 1997
----------------------------------------------  ---------- ---------------------
Katherine Herrick Drake*, Vice-President,          1993    Stock Fund 1,065 +
Dodge & Cox; Assistant Secretary-Treasurer and
Director, Dodge & Cox Stock Fund. Age: 43.

Dana M. Emery*, Manager-Fixed Income               1993    Income Fund
Department and Vice-President, Dodge & Cox;
Assistant Secretary-Treasurer and Director,
Dodge & Cox Income Fund. Age: 36.

Harry R. Hagey*, Chairman and Chief Executive      1985    Balanced Fund 4,208 +
Officer, Dodge & Cox; Chairman and Trustee,        1975    Stock Fund 1,004 +
Dodge & Cox Balanced Fund; Vice-President,
Dodge & Cox Income Fund; Vice-President and
Director, Dodge & Cox Stock Fund. Age 56.

John A. Gunn*, President, Dodge & Cox; Vice-       1988    Income Fund
President and Director, Dodge & Cox Income         1985    Stock Fund
Fund; President and Director, Dodge & Cox
Stock Fund. Age 54.

Max Guiterrez, Jr., Partner, Brobeck, Phleger      1985    Balanced Fund
& Harrison, Attorneys; Trustee, Dodge & Cox        1988    Income Fund
Balanced Fund; Director, Dodge and Cox Income      1985    Stock Fund
Fund; Director, Dodge & Cox Stock Fund. Age
67.

Kenneth E. Olivier*, Senior Vice-President,        1992    Balanced Fund
Dodge & Cox; Trustee, Dodge & Cox Balanced
Fund. Age 45.

                                                            APPROXIMATE NUMBER
                                                            OF
                                                 YEAR FIRST SHARES BENEFICIALLY
NAME, POSITIONS WITH THE FUNDS, AGE, PRINCIPAL   BECAME A   OWNED DIRECTLY OR
OCCUPATIONS DURING THE PAST FIVE YEARS AND       DIRECTOR/  INDIRECTLY AS OF
OTHER DIRECTORSHIPS/TRUSTEESHIPS                 TRUSTEE    NOVEMBER 24, 1997
----------------------------------------------   ---------- -------------------
Frank H. Roberts, Self-Employed Attorney; prior     1990    Balanced Fund
to 1990, Partner in Pillsbury, Madison, &           1990    Income Fund
Sutro, Attorneys; Trustee, Dodge & Cox Balanced     1990    Stock Fund 3,476 +
Fund; Director, Dodge & Cox Income Fund;
Director, Dodge & Cox Stock Fund. Age 78.

W. Timothy Ryan*, Senior Vice-President and         1988    Income Fund 3,950 +
Secretary-Treasurer, Dodge & Cox; Secretary,        1973    Stock Fund 16,816 +
Dodge & Cox Balanced Fund; Secretary-Treasurer
and Director, Dodge & Cox Income Fund;
Secretary-Treasurer and Director, Dodge & Cox
Stock Fund. Age 60.

A. Horton Shapiro*, Senior Vice-President,          1985    Balanced Fund
Dodge & Cox; Vice-Chairman and Trustee, Dodge &     1988    Income Fund 1,884 +
Cox Balanced Fund; President & Director, Dodge
& Cox Income Fund; Vice-President, Dodge & Cox
Stock Fund. Age 58.

John B. Taylor, Professor of Economics and          1995    Balanced Fund
Director, Center for Economic Policy Research,      1995    Income Fund
Stanford University; Trustee, Dodge & Cox           1995    Stock Fund
Balanced Fund; Director, Dodge & Cox Income
Fund; Director, Dodge & Cox Stock Fund. Age 51.

Will C. Wood, Principal, Kentwood Associates,       1992    Balanced Fund 50 +
Financial Consultant; prior to 1994, Managing       1992    Income Fund 234 +
Director, IDI Associates, Financial Advisers;       1992    Stock Fund 871 +
Trustee, Dodge & Cox Balanced Fund; Director,
Dodge & Cox Income Fund; Director, Dodge & Cox
Stock Fund. Age 58.

-----------
* "Interested person," as defined in the 1940 Act. The Directors/Trustees and officers of the Funds affiliated with Dodge & Cox have a beneficial interest in the shares of the Funds owned by the Dodge & Cox Pension and Profit Sharing Trusts.
+ Less than 1%.

  Directors/Trustees and officers of the Funds affiliated with Dodge & Cox hold a controlling interest in Dodge & Cox. On November 24, 1997, the officers and Directors/Trustees of Funds as a group owned 24,738 shares of the Stock Fund, 9,425 shares of the Income Fund and 4,987 shares of the Balanced Fund, which represented less than 1% of the outstanding shares of each of the Funds.

  There were five meetings of the Board of Directors/Trustees of each Fund in 1997. Each Fund has an Audit Committee comprised of John B. Taylor and Will C. Wood. The Audit Committee met twice during 1997. With the exception of Katherine Herrick Drake, no Director/Trustee attended fewer than 75% of the total number of Board meetings or meetings of the Audit Committee on which such Director/Trustees served. The Boards do not have a Nominating Committee or any other committees.

COMPENSATION OF DIRECTORS

  Those Directors/Trustees who are not affiliated with Dodge & Cox receive from the each respective Fund an annual fee of $1,000 and an attendance fee of $500 for each Board or Committee meeting attended. The Funds do not pay any other remuneration to its officers or Directors/Trustees, and have no bonus, profit-sharing, pension or retirement plan.

  It is expected that, for the fiscal year ending December 31, 1997, the Independent Directors/Trustees will have received the following compensation from the Funds:

                          AGGREGATE COMPENSATION FROM

                                                                      TOTAL
                                                                   COMPENSATION
                                            BALANCED INCOME STOCK   FROM FUND
                                              FUND    FUND   FUND    COMPLEX
         NAME OF DIRECTOR/TRUSTEE           -------- ------ ------ ------------
Max Guiterrez..............................  $4,000  $4,000 $4,000   $12,000
Frank H. Roberts...........................   4,000   4,000  4,000    12,000
John B. Taylor.............................   5,000   5,000  5,000    15,000
Will C. Wood ..............................   5,000   5,000  5,000    15,000

                 INFORMATION CONCERNING THE INVESTMENT MANAGER

  A vote to approve the Reorganization would also have the effect of approval of the proposed Investment Management Agreement between the Delaware Trust on behalf of each Successor Fund and Dodge & Cox. The Investment Management Agreement proposed for each Successor Fund is substantially similar to the Investment Management Agreement in place currently between Dodge & Cox and each respective Reorganizing Fund. The fees contained in the proposed Investment Management Agreement are the same as those currently in place between Dodge & Cox and each of the Funds. The proposed Investment Management Agreement differs from the current agreements in that it (i) contains an enumeration of the administrative services currently performed by the Investment Manager; (ii) clarifies that the Investment Manager is subject to a statutory standard of care in performing its duties under the agreement; (iii) contains a license for the use of the Dodge & Cox name by the Funds; and (iv) contains a clarification of the parties that will pay various expenses incurred by the Funds. A form of Investment Management Agreement is set forth as Appendix B to this Proxy statement. Information regarding the investment manager and the investment management agreements in place currently is set forth below.

  Dodge & Cox, a California corporation, has served as investment manager to the Dodge & Cox Balanced Fund since 1931, the Dodge & Cox Income Fund since 1989, and the Dodge & Cox Stock Fund since 1965. Dodge & Cox is one of the oldest investment management firms in the United States, having acted continuously as investment managers since 1930. The Reorganizing Funds' investments are managed by Dodge & Cox's Investment Policy Committee, and Bond Strategy Committee, and no one person is primarily responsible for making investment decisions for any of the Funds. Dodge & Cox is located at One Sansome Street, 35th Floor, San Francisco, California 94104. Dodge & Cox's activities are devoted to investment research and the supervision of investment accounts for individuals and institutions.

  In exchange for the services provided under the existing Investment Management Agreements, each Reorganizing Fund pays Dodge & Cox a management fee which is payable monthly at the annual rate of 0.50% of the average daily net asset value of the Fund. With respect to the Income Fund, the fee is reduced to 0.40% where the Fund's average daily net asset value exceeds $100 million. Furthermore, the investment management agreement between Dodge & Cox and the Income Fund provides that Dodge & Cox will waive its fee for any calendar year to the extent that such fees plus all other ordinary operating expenses paid by the Income Fund exceeds 1% of the average daily net asset value of that Fund. The investment management agreement between Dodge & Cox and the Stock Fund limits expenses to .75% of the Fund's average daily net assets. Under the provisions of the Investment Management Agreements in place currently for both the Income Fund and the Stock Fund, no waiver of management fees was necessary in 1996.

  The current Investment Management Agreements were last approved by the Board of the Income Fund on September 17, 1997, and by the Boards of the Balanced Fund and the Stock Fund on December 2, 1996.

  The directors and executive officers of Dodge & Cox are as follows: Harry R. Hagey, Chairman of the Board and Chief Executive Officer; John A. Gunn, Director and President; A. Horton Shapiro, Director and Senior Vice President;

W. Timothy Ryan, Director, Senior Vice President and Secretary-Treasurer; Kenneth E. Olivier, Director and Senior Vice President; and Thomas M. Mistele, General Counsel and Chief Compliance Officer.

  THE BOARD OF DIRECTORS OF BOTH THE INCOME FUND AND THE STOCK FUND, AND THE BOARD OF TRUSTEES OF THE BALANCED FUND, INCLUDING THE INDEPENDENT DIRECTORS OR
    TRUSTEES OF EACH FUND, UNANIMOUSLY RECOMMEND APPROVAL OF PROPOSAL ONE.

                                 PROPOSAL TWO

 ELIMINATION OR REVISION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE
                                     FUNDS

INTRODUCTION

  Pursuant to the 1940 Act each Fund has adopted certain fundamental investment restrictions and policies ("fundamental restrictions") that are set forth in the Fund's prospectus and statement of additional information, which may be changed only with shareholder approval. Restrictions and policies that a Fund has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Fund's Board without shareholder approval.

  Certain of the fundamental restrictions that the Funds have adopted in the past reflect regulatory, business or industry conditions, practices or requirements which at one time for a variety of reasons led to the imposition of limitations on the management of the Funds' investments. With the passage of time, the development of new practices, and changes in regulatory standards, several of these restrictions are considered by management to be unnecessary or unwarranted. Several restrictions were imposed by certain states in which the Funds have qualified their shares for sale but are no longer required since federal legislation has preempted the States from imposing such restrictions with the enactment of the National Securities Markets Improvement Act of 1996 (hereinafter "NSMIA"). Other fundamental restrictions reflect federal regulatory requirements which remain in effect, but which are not required to be stated as fundamental restrictions. Also, as the Funds have been created over a period of years, substantially similar fundamental restrictions have been phrased in different ways, sometimes resulting in minor differences in effect or potentially giving rise to unintended differences in interpretation.

  Accordingly, the Boards have approved revisions to the Funds' fundamental restrictions in order to simplify, modernize and make more uniform those investment restrictions that are required to be fundamental and to eliminate those fundamental restrictions that are not legally required. Certain existing fundamental restrictions that are not required to be fundamental would be re-classified as non-fundamental restrictions.

  The Boards believe that eliminating the disparities among the Funds' fundamental restrictions will enhance management's ability to manage efficiently and effectively the Funds' assets, particularly in changing regulatory and investment environments. In addition, by minimizing the number of policies that can be changed only by shareholder vote, the Boards and the Funds will have greater flexibility to modify Fund policies, as appropriate, in response to changing markets and in light of new investment opportunities and instruments. The Funds will then be able to avoid the costs and delays associated with a shareholder meeting when making changes to the non-fundamental investment policies that, at a future time, the Boards consider desirable. Although the proposed changes in investment restrictions will allow the Funds greater investment flexibility to respond to future investment opportunities, the Boards do not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in any Fund.

  In addition, the Stock Fund and the Balanced Fund have designated as a fundamental policy the growth-oriented investment approach used in the selection of equity investments for the Funds. While management does not anticipate a significant shift from this policy, it nevertheless believes that the interests of the Funds would be better served if Dodge & Cox had the flexibility to use other investment criteria in the selection of equity securities when deemed appropriate in response to market changes. The Boards of Directors/Trustees agree, and have also recommended that these policies be redesignated as non-fundamental.

  The text of each proposed change to the Funds' fundamental restrictions is set forth below. The text below also describes those non-fundamental restrictions that would be adopted by the Boards in conjunction with the elimination of the fundamental restrictions under this Proposal. Any non-fundamental restriction may be modified or eliminated by a Board at any future date without any further approval of shareholders.

  If the proposed changes are approved by shareholders of each of the respective Funds at the Meeting, each Fund's prospectus and statement of additional information will be revised, as appropriate, to reflect those changes.

A. FUNDAMENTAL RESTRICTIONS PROPOSED TO BE REVISED OR ELIMINATED IN ORDER TO INCREASE FLEXIBILITY AND CONSISTENCY AMONG THE FUNDS

RESTRICTIONS PROPOSED TO BE REVISED BUT REMAIN FUNDAMENTAL

  Change #1. Fund to which this change applies: All Funds.

  The 1940 Act requires a Fund to have a policy with respect to the concentration of its assets in particular industries, with a Fund being generally prohibited from reserving freedom of action with respect to its ability to so concentrate its investments. "Concentration" is deemed by the Commission and its Staff to mean investment of 25% or more of a Fund's assets in the securities of issuers in a particular industry. This policy has an important interpretive exception for securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements with respect thereto. The Funds' current restriction with respect to industry concentration does not make reference to this regulatory exclusion. Accordingly, it is proposed that this fundamental restriction be amended to specify that securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (and repurchase agreements with respect thereto) are not intended to be covered by the restriction.

  Current Text

  [The Fund may not . . . ] concentrate investments of more than 25% of the value of its total assets in any one industry.

  Proposed Text

  [The Fund may not . . . ] invest in a security if, as a result of such investment, more than 25% of its total assets would be invested in the securities of issuers in any particular industry, except that the restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto).

  Change #2. Funds to which this change applies: All Funds.

  The 1940 Act requires the Funds to have a fundamental policy regarding the underwriting of securities. The Boards propose to amend the current restrictions to make clear that the restriction is not violated if a Fund is deemed, as a technical matter, to be an underwriter by virtue of selling portfolio securities, which could arise in certain cases, such as if a Fund should sell a security it had initially purchased in a private placement.

  Current Text

  [The Fund may not . . . ] underwrite securities of other issuers.

  Proposed Text

  [The Fund may not . . .] underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

RESTRICTIONS PROPOSED TO BE ELIMINATED

  Change #3. Funds to which these changes apply:

  Restriction a: Balanced and Income Funds only
  Restriction b: All Funds
  Restriction c: All Funds
  Restriction d: Income Fund only

  The following investment restrictions are not required by the 1940 Act. They were originally adopted in response to state "blue sky" restrictions or interpretations which no longer apply to the Funds. Therefore, in order to increase the ability of Fund management to effectively and efficiently manage the Funds' assets in response to market and regulatory change, it is proposed that the these investment restrictions, which are currently listed as fundamental, be eliminated.

a. [The Fund may not . . ] invest in other investment companies, except in the open market at customary brokers' commissions.

b. [The Fund may not . . . ] purchase warrants, if as a result the Fund would then have more than 5% of its net assets invested in warrants (valued at the lower of cost or market), or more than 2% of its net assets invested in warrants which are not listed on the New York or American Stock Exchanges.

c. [The Fund may not . . . ] purchase securities of any issuer if, to the knowledge of the Fund, any officer or trustee or director of the Fund or Dodge & Cox, owns more than of 1% of the outstanding securities of such issuer, or if such officers, trustees or directors in the aggregate own more than 5% of the outstanding securities of such issuer.

d. [The Fund may not . . . ] purchase any security if as a result the Fund would then have more than 10% of its total assets invested in preferred stock or debt securities principally traded in foreign markets. The Fund may purchase Eurodollar certificates of deposit without regard to such 10% limit.

B.  FUNDAMENTAL RESTRICTIONS WHICH ARE NOT REQUIRED TO BE FUNDAMENTAL

  Change #4. Funds to which this change applies: All Funds.

  One of the Funds' fundamental restrictions is not required to be fundamental, i.e., it is not required to be designated as a restriction that can be changed only with shareholder approval. It is proposed that this fundamental restriction, which is listed below, be changed from fundamental to non-fundamental and restated. This change will provide the Boards the flexibility to revise the restriction in the future should industry or regulatory conditions warrant and will enable the Funds to avoid the additional expense of a shareholder solicitation in connection with future revisions.

  Current Text

  [The Fund may not . . . ] purchase securities of another investment company ("acquired company") except in connection with a merger, consolidation, acquisition or reorganization and except as otherwise permitted by Section 12(d) of the Investment Company Act, if after such purchase more than 5% of the value of the Fund's total assets would be invested in securities issued by the acquired company, or the Fund would own more than 3% of the total outstanding voting stock of the acquired company, or more than 10% of the value of the Fund's total assets would be invested in securities of investment companies.

  Proposed Text (designated non-fundamental)

  [The Fund may not . . . ] purchase the securities of other investment companies, except as permitted by the 1940 Act.

C. INVESTMENT POLICIES PROPOSED TO BE MADE NON-FUNDAMENTAL

  Each of the Balanced Fund and Stock Fund contains an investment policy which, although not required to be made fundamental by the 1940 Act, was designated as a fundamental policy at the Fund's inception. It is proposed, therefore, that the policies listed below be designated non-fundamental. Although management has no present intention to deviate from the stated policy, the Boards believe that they should have the flexibility to amend the policy without a shareholder vote, if appropriate in light of changing market conditions.

  Change #5. Fund to which this change applies: Balanced Fund.

  A substantial position will be maintained in common stocks which in the view of Dodge & Cox have a favorable outlook for long-term growth of principal and income. Prospective earnings and dividends are major considerations in these stock selections. The level of security prices and the trend of business activity are considered in determining the total investment position of the Fund in equities at any time. Individual securities are selected with an emphasis on financial strength and a sound economic background.

  Change #6. Fund to which this change applies: Stock Fund.

  Common stocks selected for the Fund will be predominately those which, in the view of Dodge & Cox, have a favorable outlook for long-term growth of principal and income. Prospective earnings and dividends are major considerations in these stock selections. Individual securities are selected with an emphasis on financial strength and a sound economic background.

  THE BOARD OF DIRECTORS OF BOTH THE INCOME FUND AND THE STOCK FUND, AND THE BOARD OF TRUSTEES OF THE BALANCED FUND, INCLUDING THE INDEPENDENT DIRECTORS AND TRUSTEES OF EACH FUND, UNANIMOUSLY RECOMMEND APPROVAL OF PROPOSAL TWO.

                                PROPOSAL THREE

                         RATIFICATION OF SELECTION OF
                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

  The Board of Directors/Trustees of each Fund recommends that the shareholders of each Fund ratify the selection of Price Waterhouse LLP, independent certified public accountants, to audit the accounts of the Funds for the fiscal year ending December 31, 1997. Their selection was approved by the unanimous vote, cast in person, of the Directors/Trustees of each Fund, including the Directors/Trustees who are not "interested persons" of the respective Funds within the meaning of the 1940 Act, at a meeting held on March 5, 1997. Price Waterhouse LLP has audited the accounts of each Fund for its previous fiscal year and has informed the Funds that Price Waterhouse does not have any direct financial interest or any material indirect financial interest in any of the Funds. Representatives of Price Waterhouse LLP are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire, and will be available should any matters arise requiring their presence.

  THE BOARD OF DIRECTORS OF BOTH THE INCOME FUND AND THE STOCK FUND, AND THE BOARD OF TRUSTEES OF THE BALANCED FUND, INCLUDING THE INDEPENDENT DIRECTORS OR
   TRUSTEES OF EACH FUND, UNANIMOUSLY RECOMMEND APPROVAL OF PROPOSAL THREE.

                           PROPOSAL FOUR--STOCK FUND

                  APPROVAL OF INCREASE IN AUTHORIZED CAPITAL

  Fund to which this proposal applies: Stock Fund.

  On November 3, 1997, the Board of Directors unanimously adopted a resolution setting forth a proposed amendment to the Stock Fund's Certificate of Incorporation. The proposed amendment would increase the number of authorized capital shares of the Stock Fund from 50 million to 200 million shares. As of November 24, 1997, 40,065,746 shares of the Fund were issued and outstanding.

  The purpose of the proposed amendment is to make 150 million additional shares of common stock available for issuance by the Fund, without further action by its shareholders until such time as the Fund is reorganized as set forth in Proposal One, if such proposal is approved by its shareholders. The adoption of this amendment will not, by itself, cause any change in the existing capital accounts of the Fund.

THE BOARD OF DIRECTORS OF THE STOCK FUND, INCLUDING THE INDEPENDENT DIRECTORS,
               UNANIMOUSLY RECOMMENDS APPROVAL OF PROPOSAL FOUR.

                          PROPOSAL FOUR--INCOME FUND

                  APPROVAL OF INCREASE IN AUTHORIZED CAPITAL

  Fund to which this proposal applies: Income Fund.

  On November 3, 1997, the Board of Directors unanimously adopted a resolution setting forth a proposed amendment to the Income Fund's Certificate of Incorporation. The proposed amendment would increase the number of authorized capital shares of the Income Fund from 100 million to 200 million shares. As of November 24, 1997, 57,212,467 shares of the Fund were issued and outstanding.

  The purpose of the proposed amendment is to make 100 million additional shares of common stock available for issuance by the Fund, without further action by its shareholders until such time as the Fund is reorganized as set forth in Proposal One, if such proposal is approved by its shareholders. The adoption of this amendment will not, by itself, cause any change in the existing capital accounts of the Fund.

     THE BOARD OF DIRECTORS OF THE INCOME FUND, INCLUDING THE INDEPENDENT
         DIRECTORS, UNANIMOUSLY RECOMMENDS APPROVAL OF PROPOSAL FOUR.

OTHER MATTERS

  The Boards do not currently know of any matters to be presented at the Meeting other than those mentioned in this Proxy statement. If any of the persons listed above is unavailable for election as a Trustee, an event not now anticipated, or if any other matters come properly before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

  The Funds do not hold annual or regular meetings of their shareholders. Proposals of shareholders which are intended to be presented at a future shareholders' meeting must be received by the Funds by a reasonable time prior to the Funds' solicitation of proxies relating to such future meeting. Shareholder proposals must meet certain requirements and there is no guarantee that any proposal will be presented at a shareholders' meeting.

  If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. If no instructions are specified, however, shares will be voted for the Reorganization and for the other proposals.

                 By the Order of the Board of Trustees of the Balanced Fund, and the Boards of Directors of the Income Fund and the Stock Fund

                 /s/ W. Timothy Ryan
                 -------------------
                 W. Timothy Ryan
                 Secretary

                                  APPENDIX A

                             AGREEMENT AND PLAN OF
                  REORGANIZATION, CONVERSION AND TERMINATION

  THIS AGREEMENT AND PLAN OF REORGANIZATION, CONVERSION AND TERMINATION is
made as of the    day of    , 1998, by and between [Dodge & Cox Balanced Fund,
a California common law trust]; [Dodge & Cox Income Fund, a California corporation]; [Dodge & Cox Stock Fund, a California corporation] (the "Reorganizing Fund") and Dodge & Cox Funds (the "Trust"), a Delaware business trust.

  This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the U.S. Internal Revenue Code, as amended (the "Code"), and is intended to effect the reorganization (a "Reorganization") of the Reorganizing Fund as a new series of the Trust (the "Successor Fund"). The Reorganization will include the transfer of all of the assets of the Reorganizing Fund to the corresponding Successor Fund of the Trust solely in exchange for (1) the assumption by the Successor Fund of all liabilities of the Reorganizing Fund and (2) the issuance by the Trust to the Reorganizing Fund of shares of beneficial interest of the Successor Fund. The aggregate number of shares of the Successor Fund (the "Successor Fund Shares") issued to the Reorganizing Fund will be equal to the number of shares of [common stock] [beneficial interest] ("Shares") of the corresponding Reorganizing Fund outstanding immediately before the Reorganization. These transactions will be immediately followed by a pro rata distribution by the Reorganizing Fund of the Successor Fund Shares it receives in the exchange described above to the holders of corresponding Reorganizing Fund Shares in exchange for those Successor Fund Shares, in liquidation of the Reorganizing Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

  In consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE FUNDS IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF SUCCESSOR FUND SHARES

  1.1 Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Reorganizing Fund agrees to transfer all of its assets (as described in paragraph 1.2) and to assign and transfer all of its liabilities to the corresponding Successor Fund, which is organized solely for the purpose of acquiring all of the assets and assuming all of the liabilities of the Reorganizing Fund. The Trust, on behalf of the Successor Fund, agrees that in exchange for all of the assets of the Reorganizing Fund (1) the Successor Fund shall assume all of the liabilities of the Reorganizing Fund, whether contingent or otherwise, then existing and
(2) the Trust shall issue Successor Fund Shares to the Reorganizing Fund. The number of Successor Fund Shares to be issued by the Trust on behalf of the Successor Fund will be identical to the number of Shares of the Reorganizing Fund outstanding on the Closing Date provided for in paragraph 3.1. Such transactions shall take place at the Closing provided for in paragraph 3.1.

  1.2 The assets of the Reorganizing Fund to be acquired by the corresponding Successor Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Reorganizing Fund and other property owned by the Reorganizing Fund and any deferred or prepaid expenses shown as assets on the books of the Reorganizing Fund on the Closing Date provided for in paragraph 3.1.

  1.3 Immediately after delivery to the Reorganizing Fund of corresponding Successor Fund Shares, a duly authorized officer of the Reorganizing Fund shall cause the Reorganizing Fund, as the sole shareholder of the corresponding Successor Fund, to (i) elect the Trustees of the Trust; (ii) approve an investment advisory agreement for the Successor Fund in substantially the form as the investment advisory agreement in effect for the Reorganizing Fund immediately prior to the Closing of the Reorganization (with such changes as may have been approved by the shareholders of the Reorganizing
Fund); and (iii) adopt investment objectives, investment policies and investment restrictions which are substantially identical to those of the Reorganizing Fund immediately prior to the Closing of the Reorganization, including any changes thereto approved by the shareholders of the Reorganizing Fund at the meeting of shareholders to be held on January 20, 1998. On or prior to the Closing Date, the Trust shall, on its own behalf or on behalf of the Successor Fund, either enter into transfer agency, subtransfer agency, custodian and subcustodian agreements, agreements with Service Organizations and any other agreement pursuant to which services are rendered to the Reorganizing Fund with substantially the same terms as the agreements to which the Reorganizing Fund is a party as of the Closing Date or assume the Reorganizing Fund's obligations under such agreements. The Trust shall also adopt, on its own behalf or on behalf of the Successor Fund, on or prior to the Closing Date, all policies and procedures, in effect with respect to the Reorganizing Fund as of the Closing Date.

  1.4 As provided in paragraph 3.4, on the Closing Date the Reorganizing Fund will distribute in liquidation the Successor Fund Shares to each shareholder of record, determined as of the close of business on the Closing Date, of the Reorganizing Fund pro rata in proportion to such shareholder's beneficial interest in that class and in exchange for that shareholder's Shares. Such distribution will be accomplished by the transfer of the Successor Fund Shares then credited to the account of each Reorganizing Fund on its share records to open accounts on those records in the names of Reorganizing Fund Shareholders and representing the respective pro rata number of each class of the Successor Fund Shares received from the Successor Fund which is due to such Reorganizing Fund Shareholders. Fractional Successor Fund Shares shall be rounded to the third place after the decimal point.

  1.5 Ownership of the Successor Fund Shares by each Successor Fund Shareholder shall be recorded separately on the books of the Trust's transfer agent.

  1.6 Any transfer taxes payable upon the issuance of Successor Fund Shares in a name other than the registered holder of the Reorganizing Fund Shares on the books of the Reorganizing Fund shall be paid by the person to whom such Successor Fund Shares are to be distributed as a condition of such transfer.

  1.7 Reorganizing Fund Shareholders holding certificates representing their ownership of any class of Shares of the Reorganizing Fund shall surrender such certificates or deliver an affidavit with respect to lost certificates, in such form and accompanied by such surety bonds as the Reorganizing Fund may require (collectively, an "Affidavit"), to the Reorganizing Fund prior to the Closing Date. Any Reorganizing Fund Share certificate which remains outstanding on the Closing Date shall be deemed to be canceled, shall no longer evidence ownership of any Shares of the Reorganizing Fund and shall instead evidence ownership of corresponding Successor Fund Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, dividends and other distributions payable by the Successor Fund subsequent to the Closing Date with respect to Successor Fund Shares shall be paid to the holder of such certificates, but such shareholders may not redeem or transfer Successor Fund Shares received in the Reorganization. The Trust will not issue share certificates in the Reorganization.

  1.8 The legal existence of the Reorganizing Fund shall be terminated as promptly as reasonably practicable after the Closing Date.

2. VALUATION

  2.1 The value of the Reorganizing Fund's net assets to be acquired by the Trust on behalf of the Successor Fund hereunder shall be the net asset value computed as of the valuation time provided in the Reorganizing Fund's prospectus on the Closing Date using the valuation procedures set forth in the Reorganizing Fund's current prospectus and statement of additional information.

  2.2 The number of the Successor Fund Shares shall equal the number of full and fractional Reorganizing Fund Shares outstanding on the Closing Date.

  2.3 All computations of value shall be made by the custodian for the Reorganizing Funds and the Trust, or the Reorganizing Fund's investment manager, in each case as required by the valuation procedures adopted by the Reorganizing Funds.

3. CLOSING AND CLOSING DATE

  3.1 The transfer of the Reorganizing Fund's assets in exchange for the assumption by the Successor Fund of the Reorganizing Fund's liabilities and the issuance of Successor Fund Shares to the Reorganizing Fund, as described above, together with related acts necessary to consummate such acts (the "Closing"), shall occur at the offices of Dodge & Cox, One Sansome Street,
35th Floor, San Francisco, CA 94104 on April   , 1998 ("Closing Date"). All
acts taking place at the Closing shall be deemed to take place simultaneously as of the last daily determination of the net asset value of the Reorganizing Fund or at such other time and or place as the parties may agree.

  3.2 The Reorganizing Fund shall deliver at the Closing a certificate or separate certificates of an authorized officer stating that it has notified the custodian for the Reorganizing Fund and the Trust, of the Reorganizing Fund's reorganization as a series of the Trust.

  3.3 The transfer agent for the Reorganizing Fund, shall deliver at the Closing a certificate evidencing the conversion on its books and records of each Reorganizing Fund Shareholder account to a corresponding Successor Fund Shareholder account. The Trust shall issue and deliver to the Reorganizing Fund a confirmation evidencing the crediting of Successor Fund Shares to the appropriate shareholder accounts on the Closing Date or provide other evidence satisfactory to the Reorganizing Fund that such Successor Fund Shares have been credited to the Reorganizing Fund's account on the books of the Trust. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

  3.4 Portfolio securities that are not held in book-entry form in the name of the custodian as record holder for the Reorganizing Fund shall be presented by the Reorganizing Fund to the custodian for examination no later than five business days preceding the Closing Date. Portfolio securities which are not held in book-entry form shall be delivered by the Reorganizing Fund to the custodian for the account of the Successor Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the custodian in book-entry form on behalf of the Reorganizing Fund shall be delivered to the Successor Fund by the custodian by recording the transfer of beneficial ownership thereof on its records. The cash delivered shall be in the form of currency or by the custodian crediting the Successor Fund's account maintained with the custodian with immediately available funds.

4.  REPRESENTATIONS AND WARRANTIES

  4.1 The Reorganizing Fund represents and warrants as follows:

  4.1.A. The Reorganizing Fund is a [business trust/corporation] duly organized, validly existing and in good standing under the laws of the State of California, and has the power to own all of its properties and assets and, subject to approval by the shareholders of that Reorganizing Fund, to perform its obligations under this Agreement. The Reorganizing Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. The Reorganizing Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry its business as now being conducted;

  4.1.B. The Reorganizing Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect;

  4.1.C. The Reorganizing Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of its [Declaration of Trust] [Articles of Incorporation] or Bylaws, or any agreement, indenture, instrument, contract, lease or other undertaking to which the Reorganizing Fund is a party or by which it is bound;

  4.1.D. At the date hereof and at the Closing Date all federal, state and other tax returns and reports, including information returns and payee statements, of the Reorganizing Fund required by law to have been filed or furnished by such dates shall have been filed or furnished and all federal, state and other taxes, interest and penalties shall have been paid so far as due or provision shall have been made for the payment thereof and no such return is currently under audit and no assessment has been asserted with respect to any of such returns or reports;

  4.1.E. The Reorganizing Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for each taxable year since its inception, and will qualify as such as of the Closing Date;

  4.1.F. All issued and outstanding shares of the Reorganizing Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Reorganizing Fund. The Reorganizing Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of [common stock] [beneficial interest], nor is there outstanding any security convertible into any of such shares;

  4.1.G. The information to be furnished by the Reorganizing Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

  4.1.H. At the Closing Date, the Reorganizing Fund will have good and marketable title to the assets to be transferred to the Trust, on behalf of the Successor Funds, pursuant to paragraph 1.1, and will have full right, power and authority to sell, assign, transfer and deliver such assets hereunder. Upon delivery and in payment for such assets, the Trust on behalf of the Successor Funds will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

  4.1.I. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Reorganizing Fund. This Agreement constitutes a valid and binding obligation of the Reorganizing Fund enforceable in accordance with its terms, subject to the approval of each the Reorganizing Fund's shareholders;

  4.1.J. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Reorganizing Fund of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date.

  4.2 The Trust represents and warrants, on behalf of itself and each Successor Fund, as follows:

  4.2.A. The Trust is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to perform its obligations under this Agreement. The Trust is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it or the Successor Fund to any material liability or disability. The Trust has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on the business of the Trust and the Successor Fund as now being conducted. The Successor Fund is a duly established and designated series of the Trust;

  4.2.B. The Trust is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Trust Instrument or Bylaws of the Trust or any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Trust is bound;

  4.2.C. The Trust will cause the Successor Fund to qualify as a regulated investment company under Subsection M of the Code for the taxable year in which the Closing occurs and to continue to qualify as such for each taxable year;

  4.2.D. Prior to the Closing Date, there shall be no issued and outstanding Successor Fund Shares or any other securities of the Successor Fund. Successor Fund Shares issued in connection with the transactions contemplated herein will be duly and validly issued and outstanding and fully paid and non-assessable by the Trust;

  4.2.E. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Trust, and this Agreement constitutes a valid and binding obligation of the Trust and the Successor Fund enforceable against the Trust and the Successor Fund in accordance with its terms;

  4.2.F. The information to be furnished by the Trust with respect to the Successor Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

  4.2.G. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Successor Fund of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date.

5. COVENANTS OF THE REORGANIZING FUND AND THE TRUST

  5.1 The Reorganizing Fund covenants that the Successor Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

  5.2 The Reorganizing Fund covenants that it will assist the Trust in obtaining such information as the Trust reasonably requests concerning the beneficial ownership of Reorganizing Fund Shares.

  5.3 The Reorganizing Fund will, from time to time as and when requested by the Trust on behalf of the Successor Fund, execute and deliver, or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as the Trust may deem necessary or desirable in order to vest in, and confirm to, the Trust on behalf of the Successor Fund, title to, and possession of, all the assets of the Reorganizing Fund to be sold, assigned, transferred and delivered to the Successor Fund hereunder and otherwise to carry out the intent and purpose of this Agreement.

  5.4 The Trust will, on behalf of the Successor Fund, from time to time as and when requested by the Reorganizing Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Reorganizing Fund may deem necessary or desirable in order to vest in, and confirm to, the Reorganizing Fund, title to, and possession of, the Successor Fund Shares issued, sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Agreement.

  5.5 The Trust, on behalf of the Successor Fund, shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state securities laws as it may deem appropriate in order to operate after the Closing Date.

  5.6 Subject to the provisions of this Agreement, the Trust and the Reorganizing Fund each will take, or cause to be taken, all action and will do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

  5.7 As promptly as practicable, but in any event within 60 days after the Closing Date, the Reorganizing Fund shall furnish to the Trust, in such form as is reasonably satisfactory to the Trust, a statement of the earnings and profits of the Reorganizing Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Successor Fund as a result of Section 381 of the Code. Such statement shall be certified by the President [Chairman] or Treasurer [Secretary] of the Reorganizing Fund.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE REORGANIZING FUNDS

  The obligations of the Reorganizing Fund to consummate the transactions provided for herein shall be subject to the performance by the Trust, on behalf of the Successor Fund, of all the obligations to be performed by the Trust and the Successor Fund hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

  6.1 All representations and warranties of the Trust and the Successor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and

  6.2 The Trust shall have delivered on the Closing Date to the Reorganizing Fund a certificate executed in the Trust's name by its President or Vice President, in form and substance satisfactory to the Reorganizing Fund, dated as of the Closing Date, to the effect that the representations and warranties of the Trust and the Successor Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Reorganizing Fund shall reasonably request.

  Each of the foregoing conditions precedent may be waived by the Reorganizing Fund.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST AND THE SUCCESSOR FUNDS

  The obligations of the Trust and the Successor Fund to consummate the transactions provided for herein shall be subject to the performance by the Reorganizing Fund, of all the obligations to be performed by the Reorganizing Fund hereunder on or before the closing Date and, in addition thereto, to the following further conditions:

  7.1 All representations and warranties of the Reorganizing Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

  7.2 The Reorganizing Fund shall have delivered to the Trust on the Closing Date a statement of the assets and liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer [Secretary] or Assistant Treasurer [Assistant Secretary] of the Reorganizing Fund as to its securities and federal income tax basis and holding period as of the Closing Date; and

  7.3 The Reorganizing Fund shall have delivered to the Trust on the Closing Date a certificate executed in the Reorganizing Fund's name by its President [Chairman] or Vice President [Vice Chairman], in form and substance satisfactory to the Trust, dated as of the Closing Date, to the effect that the representations and warranties of the Reorganizing Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request.

  Each of the foregoing conditions precedent may be waived by the Trust.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE REORGANIZING FUND, THE TRUST AND THE SUCCESSOR FUND

  The obligations of the Reorganizing Fund, the Trust and the Successor Fund are each subject to the further conditions that on or before the Closing Date:

  8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Reorganizing Fund's Shareholders in accordance with applicable law;

  8.2 On the closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with the transactions contemplated hereby;

  8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities) deemed necessary by the Trust or the Reorganizing Fund permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Trust, the Reorganizing Fund or the Successor Fund, provided that either party hereto may waive any of such conditions for itself;

  8.4 The Reorganizing Fund and the Trust shall have received on or before the Closing Date an opinion of Dechert Price & Rhoads satisfactory to the Reorganizing Fund and the Trust, substantially to the effect that for federal income tax purposes:

  8.4.A. The acquisition of all of the assets of the Reorganizing Fund by the Successor Fund solely in exchange for the issuance of Successor Fund Shares to the Reorganizing Fund and the assumption by the Successor Fund of all of the liabilities of the Reorganizing Fund, followed by the distribution in liquidation by the Reorganizing Fund of such Successor Fund Shares to the Reorganizing Fund Shareholders in exchange for their Reorganizing Fund Shares and the termination of the Reorganizing Fund, will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Reorganizing Fund and the Successor Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

  8.4.B. No gain or loss will be recognized by the Reorganizing Fund upon (i) the transfer of all of its assets to the Successor Fund solely in exchange for the issuance of Successor Fund Shares to the Reorganizing Fund and the assumption by the Successor Fund of the Reorganizing Fund's liabilities and
(ii) the distribution by the Reorganizing Fund of such Successor Fund Shares to the Reorganizing Fund Shareholders;

  8.4.C. No gain or loss will be recognized by the Successor Fund upon its receipt of all of the Reorganizing Fund's assets solely in exchange for the issuance of the Successor Fund Shares to the Reorganizing Fund and the assumption by the Successor Fund of all of the liabilities of the Reorganizing Fund;

  8.4.D. The tax basis of the assets acquired by the Successor Fund from its corresponding Reorganizing Fund will be, in each instance, the same as the tax basis of those assets in the Reorganizing Fund's hands immediately prior to the transfer;

  8.4.E. The tax holding period of the assets of the Reorganizing Fund in the hands of the Successor Fund will, in each instance, include the Reorganizing Fund's tax holding period for those assets;

  8.4.F. The Reorganizing Fund's Shareholders will not recognize gain or loss upon the exchange of all of its Shares of the Reorganizing Fund solely for Successor Fund Shares as part of the transaction;

  8.4.G. The tax basis of the Successor Fund Shares received by Reorganizing Fund Shareholders in the transaction will be, for each shareholder, the same as the tax basis of the Reorganizing Fund Shares surrendered in exchange therefor; and

  8.4.H. The tax holding period of the Successor Fund Shares received by Reorganizing Fund Shareholders will include, for each shareholder, the tax holding period for the Reorganizing Fund Shares surrendered in exchange therefor, provided that such Reorganizing Fund Shares were held as capital assets on the date of the exchange.

  The Reorganizing Fund and the Trust each agree to make and provide representations with respect to the Reorganizing Fund and the Successor Fund, respectively, which are reasonably necessary to enable Dechert Price & Rhoads to deliver an opinion substantially as set forth in this paragraph 8.4, which opinion may address such other federal income tax consequences, if any, that Dechert Price & Rhoads believes to be material to the Reorganization.

  Each of the foregoing conditions precedent to the obligations of a party, except for the receipt of the opinion of Dechert Price & Rhoads set forth in paragraph 8.4, may be waived by that party.

9. BROKERAGE FEES AND EXPENSES

  9.1 The Trust, on behalf of the Successor Fund, and the Reorganizing Fund, each represents and warrants to the other that there are no broker's or finder's fees payable in connection with the transactions contemplated hereby.

  9.2 The Reorganizing Fund and the Successor Fund shall be liable for any expenses incurred by them in connection with entering into and carrying out the provisions of this Agreement whether or not the transactions contemplated hereby are consummated.

10. ENTIRE AGREEMENT

  The Trust, on behalf of the Successor Fund, and the Reorganizing Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11. TERMINATION

  11.1 This Agreement may be terminated by the mutual agreement of the Trust and the Reorganizing Fund. In addition, either the Trust or the Reorganizing Fund may at its option terminate this Agreement at or prior to the Closing Date because:

  11.1A. There exists a material breach by the other party of any representations, warranties or agreements contained herein to be performed at or prior to the Closing Date;

  11.l.B. A condition expressed precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

  11.1.C. A majority of the members of the Board of [Trustees] [Directors] of the Reorganizing Fund determine that it is not in the best interest of the Reorganizing Fund or its shareholders to proceed with the transactions contemplated by this Agreement.

  11.2 In the event of any such termination, there shall be no liability for damages on the part of the Trust or the Reorganizing Fund, or their respective Trustees [, Directors] or officers, to the other party or its Trustees [,Directors] or officers.

12. AMENDMENT

  This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the approval of this Agreement by the Reorganizing Fund's Shareholders, no such amendment may have the effect of changing the provisions for determining the number of Successor Fund Shares to be paid to the Reorganizing Fund's Shareholders under this Agreement to the detriment of such Reorganizing Fund Shareholders without their further approval.

13. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

  13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

  13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

  13.3 This Agreement shall be governed by and construed in accordance with the laws of Delaware.

  13.4 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

  13.5 All persons dealing with the Trust, the Reorganizing Fund or the Successor Fund must look solely to the property of the Trust, the Reorganizing Fund or the Successor Fund, respectively, for the enforcement of any claims against the Trust, the Reorganizing Fund or the Successor Fund, as neither the Trustees, [Directors,] officers, agents nor shareholders of the Trust or the Reorganizing Fund assume any personal liability for obligations entered into on behalf of the Trust or Reorganizing Fund, respectively.

14. NOTICES

  Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Reorganizing Fund or the Trust, each at One Sansome Street, 35th Floor, San Francisco, California 94104, Attention: Secretary.

  IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

  DODGE & COX [Stock, Balanced or Income] FUND:

  By:

  Its:

  DODGE & COX FUNDS

  By:

  Its:

                                  APPENDIX B

               Form of Proposed Investment Management Agreement

                 Dodge & Cox [Stock, Balanced or Income] Fund
                        One Sansome Street, 35th Floor
                        San Francisco, California 94104

                                           , 199

Dodge & Cox
One Sansome Street, 35th Floor
San Francisco, California 94104

                        INVESTMENT MANAGEMENT AGREEMENT

                 DODGE & COX [STOCK, BALANCED OR INCOME] FUND

Ladies and Gentlemen:

  Dodge & Cox Funds (the "Trust") has been established as a Delaware business trust to engage in the business of an investment company. Pursuant to the Trust's Trust Instrument, as amended from time-to-time (the "Trust Instrument"), the Board of Trustees has divided the Trust's shares of beneficial interest, par value $.01 per share, (the "Shares") into separate series, or funds, including Dodge & Cox [Stock, Balanced or Income] Fund (the "Fund"). The Fund may be abolished and dissolved, and additional series established, from time to time by action of the Trustees. The Trust, on behalf of the Fund, has selected you to act as the sole investment manager of the Fund and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust on behalf of the Fund agrees with you as follows:

  1. DELIVERY OF DOCUMENTS. The Trust engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the "Prospectus") and Statement of Additional Information (the "SAI") relating to the Fund included in the Trust's Registration Statement on Form N-1A, as amended from time to time, (the "Registration Statement") filed by the Trust under the Investment Company Act of 1940, as amended, (the "1940 Act") and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to you by the Trust. The

  Trust has also furnished you with copies properly certified or authenticated of each of the following additional documents related to the Trust and the Fund:

    (a) The Trust Instrument dated           , 199   , as amended to date;

    (a) By-Laws of the Trust as in effect on the date hereof (the "By-
  Laws"); and

    (a) Resolutions of the Trustees of the Trust and the shareholders of the Fund selecting you as investment manager and approving the form of this Agreement.

  The Trust will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

  2. PORTFOLIO MANAGEMENT SERVICES. As manager of the assets of the Fund, you shall provide continuing investment management of the assets of the Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI; the applicable provisions of the 1940 Act and the Internal Revenue Code, as amended (the "Code") relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the Trust's Board of Trustees. In connection therewith, you shall use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Fund shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Fund in accordance with the requirements set forth in this section 2, you shall be entitled to receive and act upon advice of counsel to the Trust or counsel to you. You shall also make available to the Trust promptly upon request all of the Fund's investment records and ledgers as are necessary to assist the Trust in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

  You shall determine the securities, instruments, investments, currencies, repurchase agreements and other contracts relating to investments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers or others pursuant to your determinations and all in accordance with Fund policies as expressed in the Registration Statement. You shall determine what portion of the Fund's portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

  You shall furnish to the Trust's Board of Trustees periodic reports on the investment performance of the Fund and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

  3. ADMINISTRATIVE SERVICES. In addition to the portfolio management services specified above in section 2, you shall furnish at your expense for the use of the Fund such office space and facilities in the United States as the Fund may require for its reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the Trust administrative services on behalf of the Fund necessary for operating as an open-end investment company and not provided by persons not parties to this Agreement including, but not limited to: preparing reports to and meeting materials for the Trust's Board of Trustees and overseeing reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; filing of the Fund's federal, state and local tax returns; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of Shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; and otherwise assisting the Trust as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Trust's Board of Trustees.

  Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of the Fund or any other person not a party to this Agreement which is employed to provide services to the Fund.

  4. ALLOCATION OF CHARGES AND EXPENSES. Except as otherwise specifically provided in this section 4, you shall pay the compensation and expenses of all Trustees and officers who are affiliated persons of you, and you shall make available, without expense to the Fund, the services of such of your directors, officers and employees as may duly be elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 2 hereof and the administrative services described in section 3 hereof. You shall not be required to pay any expenses of the Fund other than those specifically allocated to you in this section 4. In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's Trustees and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of the Fund: organization expenses of the Fund (including out-of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Trust; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's accounting agent, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 4, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; the compensation and all expenses (specifically including travel expenses relating to Trust business) of Trustees, officers and employees of the Trust who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of printing and distributing reports, notices and dividends to shareholders;

  expenses of printing and mailing Prospectuses and SAIs of the Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of Trustees and officers of the Trust; and costs of shareholders' and other meetings. You shall be required to pay expenses of any activity which is primarily intended to result in sales of Shares of the Fund if and to the extent that such expenses are generally required to be borne by a principal underwriter which acts as the distributor of the Fund's Shares pursuant to an underwriting agreement.

  5. MANAGEMENT FEE. For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 2, 3 and 4 hereof, the Trust on behalf of the Fund shall pay you in United States Dollars on the last day of each month the unpaid balance of a fee equal to an annual
  rate of     % of the average daily net assets as defined below of the Fund for such month. [FOR A SCHEDULE OF THE MANAGEMENT FEES PAYABLE BY EACH FUND, PLEASE REFER TO PAGE 18 OF THIS PROXY STATEMENT.] You agree to waive your rights to compensation under this Agreement, for any calendar year, to the extent that the compensation plus all other expenses of the Fund
  exceeds     % of the Fund's average daily net assets. The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of the Fund shall always be determined pursuant to the applicable provisions of the Trust Instrument and the Registration Statement. If the determination of net asset value does not take place for any particular day, then for the purposes of this section 5, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of such time as the value of the net assets of the Fund's portfolio may be lawfully determined on that day. You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein.

  6. AVOIDANCE OF INCONSISTENT POSITION; SERVICES NOT EXCLUSIVE. In connection with purchases or sales of portfolio securities and other investments for the account of the Fund, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Fund's account with brokers or dealers selected by you in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund. Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the Trust. Whenever the Fund and one or more other accounts or investment companies advised by the Manager have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by you to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by you to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund.

  7. SUBLICENSE TO USE THE DODGE & COX TRADEMARK. As exclusive licensee of the rights to use and sublicense the use of the "Dodge & Cox" trademark ("Dodge & Cox Mark"), you hereby grant the Trust a nonexclusive right and sublicense to use (i) the "Dodge & Cox" name and mark as part of the Trust's name (the "Fund Name"), and (ii) the Dodge & Cox Mark in connection with the Trust's investment products and services, in each case only for so long as this Agreement, any other investment management agreement between you and the Trust, or any extension, renewal or amendment hereof or thereof remains in effect, and only for so long as you are a licensee of the Dodge & Cox Mark, provided however, that you agree to use your best efforts to maintain your license to use and sublicense the Dodge & Cox Mark. The Trust agrees that it shall have no right to sublicense or assign rights to use the Dodge & Cox Mark, shall acquire no interest in the Dodge & Cox Mark other than the rights granted herein, that all of the Trust's uses of the Dodge & Cox Mark shall inure to the benefit of Dodge & Cox as owner and licensor of the Dodge & Cox Mark (the "Trademark Owner"), and that the Trust shall not challenge the validity of the Dodge & Cox Mark or the Trademark Owner's ownership thereof. The Trust further agrees that all services and products it offers in connection with the Dodge & Cox Mark shall meet commercially reasonable standards of quality, as may be determined by you or the Trademark Owner from time to time, provided that you acknowledge that the services and products the Trust rendered during the one-year period preceding the date of this Agreement are acceptable. At your reasonable request, the Trust shall cooperate with you and the Trademark Owner and shall execute and deliver any and all documents necessary to maintain and protect (including but not limited to in connection with any trademark infringement action) the Dodge & Cox Mark and/or enter the Trust as a registered user thereof. At such time as this Agreement or any other investment management agreement shall no longer be in effect between you (or your successor) and the Trust, or you no longer are a licensee of the Dodge & Cox Mark, the Trust shall (to the extent that, and as soon as, it lawfully can) cease to use the Fund Name or any other name indicating that it is advised by, managed by or otherwise connected with you (or any organization which shall have succeeded to your business as investment manager) or the Trademark Owner. In no event shall the Trust use the Dodge & Cox Mark or any other name or mark confusingly similar thereto (including, but not limited to, any name or mark that includes the name "Dodge & Cox") if this Agreement or any other investment advisory agreement between you (or your successor) and the Fund is terminated.

  8. LIMITATION OF LIABILITY OF MANAGER. As an inducement to your undertaking to render services pursuant to this Agreement, the Trust agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the Trust, the Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder. Any person, even though also employed by you, who may be or become an employee of and paid by the Fund shall be deemed, when acting within the scope of his or her employment by the Fund, to be acting in such employment solely for the Fund and not as your employee or agent.

  9. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall remain in force until December 31, 1998, and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom. This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Trust's Board of Trustees on 60 days' written notice to you, or by you on 60 days' written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment.

  10. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom.

  11. LIMITATION OF LIABILITY FOR CLAIMS. The Trust Instrument, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of the State of Delaware, provides that the name "Dodge & Cox Funds" refers to the Trustees under the Trust Instrument collectively as Trustees and not as individuals or personally, and that no shareholder of the Fund, or Trustee, officer, employee or agent of the Trust, shall be subject to claims against or obligations of the Trust or of the Fund to any extent whatsoever, but that the Trust estate only shall be liable. You are hereby expressly put on notice of the limitation of liability as set forth in the Trust Instrument and you agree that the obligations assumed by the Trust on behalf of the Fund pursuant to this Agreement shall be limited in all cases to the Fund and its assets, and you shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other series of the Trust, or from any Trustee, officer, employee or agent of the Trust. You understand that the rights and obligations of each Fund, or series, under the Trust Instrument are separate and distinct from those of any and all other series.

  12. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

  In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "affiliated person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

  This Agreement shall be construed in accordance with the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Fund to fail to comply with the requirements of Subchapter M of the Code.

  This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the Trust on behalf of the Fund.

  If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract effective as of the date of this Agreement.

                                   Yours very truly,

                                   DODGE & COX FUNDS,
                                   on behalf of DODGE & COX
                                   [STOCK, BALANCED OR INCOME] FUND

                                   By:
                                   President

  The foregoing Agreement is hereby accepted as of the date hereof.

                                   DODGE & COX

                                   By:
                                   Chairman & Chief Executive Officer